UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 20, 2008
(Date of earliest event reported)
HealthMarkets, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14953 (Commission File Number)	75-2044750 (IRS Employer Identification No.)

9151 Boulevard 26, North Richland Hills, Texas (Address of principal executive offices)	76180 (Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
5.02(b) Departure of Certain Officers
     On June 20, 2008, HealthMarkets, Inc. (the “Company”) and Michael E. Boxer announced that Mr. Boxer will be leaving his position as the Company’s Executive Vice President and Chief Financial Officer, effective June 27, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHMARKETS, INC.
By:	/s/ David W. Fields
	Name:	David W. Fields
	Title:	President & Chief Operating Officer
Dated: June 24, 2008